                    CONSULTING GROUP CAPITAL MARKETS FUNDS
          MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS (the "Portfolio")

   Supplement dated June 2, 2003 to the Statement of Additional Information
                              dated July 29, 2002

   The following information supplements, revises and supersedes, as applicable, certain information set forth in the section entitled "Net Asset Value" in the Portfolio's Statement of Additional Information.

   Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price.

TK 2090 7/02 S2